Exhibit 10.4.3

Amendment Number Three
to the Capital One Financial Corporation
Executive Severance Plan

The Capital One Financial Corporation Executive Severance Plan, as amended and restated effective October 5, 2022 (the “Plan”), is hereby amended, effective as of August 1, 2024:
1.Section III, C. will be amended to provide Outplacement Services both in the case of restructuring and performance terminations as follows:
C. Outplacement Services
Outplacement services will be made available to eligible associates, as determined in the discretion of the Plan Administrator. Participants will receive up to twelve (12) months of outplacement services to be provided by a nationally recognized outplacement services firm selected by Capital One. Participants must begin using these outplacement services within 90 days of the termination date. If the associate’s termination is for reasons other than restructuring or performance, the associate is not eligible for outplacement services. ; and

2.Appendices A, B C, and D are amended to reflect an equivalent COBRA subsidy for both restructuring and performance terminations as follows:

a.Appendix A
• Subsidized COBRA coverage as follows:
o 12 months for termination due to restructuring or poor performance.

b.Appendix B
• Subsidized COBRA coverage as follows:
o 12 months for termination due to restructuring or poor performance.

c.Appendix C
• Subsidized COBRA coverage as follows:
o 15 months for termination due to restructuring or poor performance.
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d.Appendix D

• Subsidized COBRA coverage as follows:
o 18 months for termination due to restructuring or poor performance.

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RESOLVED, that this Amendment Number Three shall amend only the Sections set forth herein and those Sections not amended hereby shall remain in full force and effect.

FURTHER RESOLVED, that the Chief Human Resources Officer and the executive in charge of the severance program (or each of their respective designees) of Capital One is each hereby authorized and directed on behalf of Capital One to take any and all further actions necessary to effect the intent of the foregoing resolution (hereby ratifying and confirming any and all actions heretofore and hereafter to accomplish such purpose).

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To record the adoption of this Amendment as set forth above, the Benefits Committee has authorized this document to be signed by the Head of Benefits.

                        /s/ Pamela Ventura_________________
                        PAMELA VENTURA
Vice President, Head of Benefits

                        July 30, 2024__________________________
                        DATE